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                                                                   EXHIBIT 23(a)


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Torchmark Corporation:

We consent to the use of our reports incorporated herein by reference.

                                        /s/ KPMG Peat Marwick LLP

Birmingham, Alabama
July 20, 1999